SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 1, 2003
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                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
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             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


       000-16031                                               86-079360
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  (Commission File No.)                                    (I.R.S. Employer
                                                           Identification No.)



                20000 HORIZON WAY, MOUNT LAUREL, NEW JERSEY 08054
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               (Address of Principal Executive Offices) (Zip Code)


                                 (856) 439-9950
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              (Registrant's telephone number, including area code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

           Effective February 28, 2003, David Cohen resigned as a director of Front Porch Digital Inc. (the "Company"). In connection with such resignation, Mr. Cohen did not advise the Company of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company intends to seek a qualified replacement for Mr. Cohen on its Board of Directors prior to the 2003 Annual Meeting of Stockholders of the Company.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FRONT PORCH DIGITAL INC.


Date:  March 15, 2003                       By: /s/ DONALD MAGGI
                                                --------------------------------
                                                Name: Donald Maggi
                                                Title: Chief Executive Officer